UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 30, 2021

AMNEAL PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38485	32-0546926
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Crossing Blvd

Bridgewater, NJ 08807

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (908) 947-3120

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	AMRX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On December 30, 2021, Amneal Pharmaceuticals LLC, a Delaware limited liability company (“Amneal”), a direct subsidiary of Amneal Pharmaceuticals, Inc., a Delaware corporation (the “Company”), entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with certain entities affiliated with Saol International Limited, a Bermuda limited company (collectively, “Saol Therapeutics”), a private specialty pharmaceutical company, pursuant to which Amneal agreed to (among other things) acquire Saol Therapeutics’ baclofen franchise, including LIORESAL®, LYVISPAH™ and a pipeline product under development (the “Acquisition”).

Consideration for the Acquisition includes: (i) approximately $83.5 million, paid at closing with cash on hand and (ii) potential royalty payments by Amneal based on annual net sales for certain acquired assets, beginning in 2023.

The Asset Purchase Agreement contains various representations, warranties and covenants that are customary in transactions of this type. Additionally, in connection with the closing of the Acquisition, the Asset Purchase Agreement provides that Amneal and Saol Therapeutics will enter into certain additional ancillary agreements, including a transition services agreement and certain other customary agreements. The closing of the Acquisition is subject to the satisfaction of customary closing conditions, including clearance under the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended, and client consents to the transfer of contracts.

The foregoing description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference the full text of the Asset Purchase Agreement, which is attached hereto as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 7.01	Regulation FD Disclosure

On January 5, 2022, the Company issued a press release announcing its entry into the Asset Purchase Agreement. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act if such subsequent filing specifically references the information furnished pursuant to Item 7.01 of this Current Report.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

The following exhibits are incorporated by reference herein:

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated December 30, 2021, by and among Amneal and Saol Therapeutics.

99.1	Amneal Acquires Saol Therapeutics’ Baclofen Franchise dated January 5, 2022 (furnished pursuant to Item 7.01).

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 5, 2022	AMNEAL PHARMACEUTICALS, INC.

	By:	/s/ Anastasios Konidaris
	Name:	Anastasios Konidaris
	Title:	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)